UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 19, 2011

FX ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-25386	87-0504461
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

3006 Highland Drive, Suite 206
Salt Lake City, Utah		84106
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:		(801) 486-5555

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07—SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On May 19, 2011, at the annual meeting of our stockholders, the stockholders voted as indicated on the following matters submitted to them for consideration:

(a)           to elect David N. Pierce and Dennis B. Goldstein as our directors by a plurality as shown below:

			Withheld
Director	For	Against	Authority

David N. Pierce	22,172,842	--	8,283,254
Dennis B. Goldstein	22,323,540	--	8,132,556

(b)           to approve, by advisory vote, the resolution approving our executive compensation (say-on-pay):

For	Against	Abstain
23,623,850	6,163,470	528,537

(c)           to recommend, by advisory vote, the frequency of shareholder advisory votes on executive compensation.

One Year	Two Years	Three Years	Withhold Authority
14,026,517	1,829,157	14,073,153	527,269

(d)           to ratify the appointment of PricewaterhouseCoopers as our independent registered public accounting firm as shown below:

For	Against	Abstain
43,968,786	603,982	348,694

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FX ENERGY, INC.
Registrant

Dated: May 23, 2011	By:	/s/ Scott Duncan
Scott Duncan, Vice President